                                                                   Exhibit 10(I)

                         MOORESVILLE SAVINGS BANK, SSB

                       NONQUALIFIED EXCESS SAVINGS PLAN



                          Effective: January 1, 1995

                         Mooresville Savings Bank, SSB

                       Nonqualified Excess Savings Plan


                               TABLE OF CONTENTS
                                                                Page No.
                                                                --------


ARTICLE I    Purpose..........................................       I-1
             1.1   Purpose....................................       I-1

ARTICLE II   Definitions and Construction.....................      II-1
             2.1   Definitions................................      II-1
             2.2   Construction...............................      II-2
             2.3   Governing Law..............................      II-2

ARTICLE III  Eligibility and Participation....................     III-1
             3.1   Employees Eligible to Participate..........     III-1

ARTICLE IV   Funding of Benefits..............................      IV-1
             4.1   Amounts Provided by the Employer...........      IV-1
             4.2   Establishment of Accounts..................      IV-1

ARTICLE V    Amount of Benefits...............................       V-1
             5.1   Excess Employer Contributions..............       V-1
             5.2   Excess Employee Elective Deferrals.........       V-1

ARTICLE VI   Payment of Benefits..............................      VI-1
             6.1   Termination Benefit........................      VI-1
             6.2   Death Benefit..............................      VI-1
             6.3   Unforeseeable Emergency....................      VI-1
             6.4   Distribution Upon Certain Special Events...      VI-2

ARTICLE VII  Administration...................................     VII-1
             7.1  Appointment of Committee....................     VII-1
             7.2  Committee Powers and Duties.................     VII-1

ARTICLE VIII Miscellaneous Provisions.........................    VIII-1
             8.1  Amendment, Termination, Etc.................    VIII-1
             8.2  Nonguarantee of Employment..................    VIII-1
             8.3  Nonalienation of Benefits...................    VIII-1
             8.4  Liability...................................    VIII-2

                                   ARTICLE I
                                   ---------

                                    Purpose
                                    -------


  1.1  Purpose.  The purpose of this Plan is to allow, as to any Participant
       -------
hereunder, certain benefits and contributions which are not allowed as to such Participant under the Mooresville Savings Qualified Defined Contribution Plan because of the Qualified Plan Limit, as defined in Section 2.1 hereof. This Plan also is intended to allow certain Participants to defer additional compensation in excess of the maximum amounts allowed under the Qualified Defined Contribution Plan pursuant to sections 401(k), 401(m), and 402(g) of the Code.

                                  ARTICLE II
                                  ----------

                         Definitions and Construction
                         ----------------------------


  2.1   Definitions.  Where the following words and phrases appear in this Plan,
        -----------
they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

     (a)  Affiliate:  Any affiliated entity that directly or indirectly is more
          ---------
          than 50% owned by Mooresville Savings Bank, SSB, or owns more than 50% of Mooresville Savings Bank, SSB, or, together with Mooresville Savings Bank, SSB, is more than 50% owned by a common parent.

     (b)  Board of Directors:  The duly elected and serving Board of Directors
          ------------------
          of Mooresville Savings Bank, SSB or any duly authorized committee of that Board.

     (c)  Code:  The Internal Revenue Code of 1986, as amended from time to
          ----
          time.

     (d)  Committee:  The persons appointed to administer the Plan in accordance
          ---------
          with Article VIII.

     (e)  Compensation:  The amount of compensation earned by a Participant that
          ------------
          is recognized as compensation for benefit accrual purposes under the Qualified Defined Contribution Plan.

     (f)  Effective Date:  January 1, 1995.
          --------------

     (g)  ERISA:  Employee Retirement Income Security Act of 1974, as amended
          -----
          from time to time.

             (h) Employer: Mooresville Savings Bank, SSB and any Affiliate
                 --------
        which, with the approval of the Board of Directors, shall adopt this Plan for the benefit of its employees in a manner satisfactory to the adopting employer and Mooresville Savings Bank, SSB.

             (i) Participant: An eligible employee of the Employer or Affiliate
                 -----------
        who meets the requirements to participate in the Plan in accordance with the provisions of Article III hereof.

             (j) Participant's Account: The hypothetical bookkeeping account
                 ---------------------
        established and maintained for each Participant with respect to his total interest in the Plan in accordance with the provisions of Section
        4.2 hereof.

             (k) Plan: The Mooresville Savings Bank, SSB Nonqualified Excess
                 ----
        Savings Plan, as amended from time to time.

             (l) Plan Year: The twelve (12) month period beginning on January
                 ---------
        1st and ending on December 31st.

             (m) Qualified Defined Contribution Plan: The Mooresville Savings
                 -----------------------------------
        Bank, SSB 401(k) Plan and Trust and its successors, as amended from time to time.

             (n) Qualified Plan Limit: The limitation on contributions to tax-
                 --------------------
        qualified plans applicable under Code Section 415.

   2.2  Construction.  The masculine gender, where appearing in the Plan, shall
        ------------
be deemed to include the feminine gender; the singular may include the plural; and vice versa, unless the context clearly indicates to the contrary.

   2.3  Governing Law.  The Plan shall be construed in accordance with and
        -------------
governed by the laws of the State of North Carolina.

                                  ARTICLE III
                                  -----------

                         Eligibility and Participation
                         -----------------------------


   3.1  Employees Eligible to Participate.  Any employee of the Employer whose
          ---------------------------------
Employer matching contribution or discretionary contribution under the Qualified Defined Contribution Plan is limited by the Qualified Plan Limit shall automatically participate in this Plan.

   With respect to elective deferrals under Section 5.2, however, no employee of the Employer shall be eligible to make elections thereunder unless designated by the Board of Directors, and the only employees who may be so designated are those employees who are deemed to be a "select group of management or highly compensated employees" within the meaning of ERISA.


                                     III-1

                                  ARTICLE IV
                                  ----------

                              Funding of Benefits
                              -------------------


  4.1   Amounts Provided by the Employer.  Benefits under the Plan shall
        --------------------------------
constitute general obligations of the Employer in accordance with the terms of the Plan. No amounts in respect of such benefits shall be set aside or held in trust, and no recipient of any benefit hereunder shall have any right to have the benefit paid out of any particular assets of the Employer, except to the extent the Employer may establish a grantor ("rabbi") trust, which trust will not be protected from the Employer's creditors. Such a trust and its assets will conform to the terms of the model trust, as described in Revenue Procedure 92-64.

  Participants have the status of general unsecured creditors of the Employer and this Plan constitutes the Employer's promise to make benefit payments as described herein. It is the intention of the parties to this Plan and any companion trust that benefits hereunder be unfunded for tax purposes and for purposes of Title I of ERISA.

  4.2   Establishment of Accounts.  A Participant's Account shall be established
        -------------------------
and maintained in the name of each Participant which shall record all amounts credited to or charged to each such Participant as set forth herein.

                                   ARTICLE V
                                   ---------

                              Amount of Benefits
                              ------------------


  5.1  Excess Employer Contributions.  If (i) an Employer's matching
       -----------------------------
contribution or discretionary contribution, or (ii) an Employer's contribution equal to an employee's before-tax elective deferral contribution, otherwise allocable to a Participant under the Qualified Defined Contribution Plan, if any, is limited solely by the Qualified Plan Limit, the amount by which the allocation of such an Employer contribution is so limited under the Qualified Defined Contribution Plan shall be credited to the Participant's Account of such Participant under this Plan subject to the same vesting requirements as apply to the Participant under the Qualified Defined Contribution Plan.

  Any such amounts credited to a Participant's Account under this Section 5.1 shall be adjusted (positively or negatively) at a rate determined from an index selected by the Committee and at such time as selected by the Committee. At its discretion, the Committee may allow the Participant to elect a rate of return based on a particular investment fund or funds or interest rate index, in which event such rate of return shall be applied to such amounts payable to the Participant hereunder.

  5.2  Excess Employee Elective Deferrals.
       ----------------------------------

   (a) A Participant eligible to participate in this portion of the Plan may elect on a form approved by the Committee to defer under this Plan an amount of his Compensation otherwise payable for a given Plan Year equal to: (i) a designated elective deferral percentage of his Compensation for such Plan Year, reduced by (ii) the lesser of (A) the maximum amount of elective deferral contributions that could be made for such Plan Year on behalf of the Participant under the Qualified Defined Contribution Plan subject to the applicable limitations under sections 401(k), 401(m), and 402(g) of the Code, or (B) the Participant's designated elective deferral under this Plan for such Plan Year. Subject to the terms of this section, all elective deferrals made pursuant to the terms of this Section
5.2 shall be 100% vested and nonforfeitable.

   (b) As soon as practicable after each payroll period, the Employer shall credit the Participant's Account of each Participant electing to defer Compensation under this Section 5.2 with an amount equal to the designated elective deferral percentage of such Participant's Compensation otherwise payable during such payroll period. As soon as practicable after each Plan Year of the Qualified Defined Contribution Plan, but in no event later than January 31 of the immediately following calendar year, Employer shall perform preliminary compliance testing for the Qualified Defined Contribution Plan to determine the maximum amount of elective deferral contributions that could be made for such Plan Year, consistent with sections 401(k), 401(m), and 402(g) of the Code, on behalf of each Participant as a participant under the Qualified Defined Contribution Plan (i.e., the amount set forth in (a)(ii)(A) above). The lesser of this amount or the Participant's designated elective deferral under this Plan for such Plan Year shall be paid to the Participant in cash as soon as practicable, but in no event later than March 15 of the calendar year following the Plan Year of the Qualified Defined

Contribution Plan for which such determination is made, unless the Participant previously elected to have any such amount contributed to the Qualified Defined Contribution Plan as an elective deferral contribution thereunder.

   (c) Any election by a Participant to have the amount described in the last sentence of Section 5.2(b) contributed to the Qualified Defined Contribution Plan as an elective deferral contribution thereunder shall be made at the same time as the Participant makes his election to defer Compensation under Section 5.2(a), which shall be no later than the December 31 of the calendar year preceding the Plan Year in which the Compensation to which the election relates would otherwise be payable. If a Participant so elects, then Employer shall cause such amount to be contributed directly to the Qualified Defined Contribution Plan on or prior to March 15 of the calendar year following the Plan Year of the Qualified Defined Contribution Plan for which the amount relates, and the Participant's Account shall be debited by an equal amount.

   (d) Any amounts credited to a Participant's Account under the first sentence of the Section 5.2(b) shall be adjusted (positively or negatively) at a rate determined from an index selected by the Committee and at such time as selected by the Committee. At its discretion, the Committee may allow the Participant to elect a rate of return based on a particular investment fund or funds or interest rate index, in which event such rate of return shall be applied to such amounts payable to the Participant hereunder. In no event shall any amount credited to a Participant's Account under this Section 5.2(d) be contributed to the Qualified Defined Contribution Plan.

                                  ARTICLE VI
                                  ----------

                              Payment of Benefits
                              -------------------


  6.1   Termination Benefit.  Upon the termination of employment with the
        -------------------
Employer and all Affiliates, the vested balance in a Participant's Account shall be paid to a Participant as soon as practicable thereafter in a single lump sum payment.


  6.2   Death Benefit.  In the event of the death of a Participant prior to
        -------------
payment of his Participant's Account, all amounts credited to such account shall become nonforfeitable and shall be paid to the Participant's Beneficiary as soon as practicable thereafter in a single lump sum payment. For purposes of this section, a Participant's Beneficiary shall be the Participant's designated beneficiary under the Qualified Defined Contribution Plan, unless the Participant designated hereunder a different beneficiary for this purpose.


  6.3   Unforeseeable Emergency.  If a Participant has an unforeseeable
        -----------------------
emergency, caused by an event beyond the Participant's control, that would result in severe financial hardship to the Participant if a withdrawal of funds was not allowed hereunder, then the Committee, upon application by the Participant, may allow an early withdrawal of the Participant's benefits hereunder but only to the extent reasonably necessary to satisfy the emergency need.

  For purposes of this Section, an unforeseeable emergency is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code Section 152(a)) of the Participant, loss of the

Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved--

               (i) through reimbursement or compensation by insurance or otherwise,

               (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

               (iii) by cessation of deferrals under this Plan and the Qualified Defined Contribution Plan.

Examples of what are not considered to be unforeseeable emergencies include the
                     ---
need to send a Participant's child to college or the desire to purchase a home.

  6.4  Distribution Upon Certain Special Events.  An immediate lump sum
       ----------------------------------------
distribution of benefits hereunder, as if all Participants' employment had terminated under Section 6.1 hereof, shall be made if: (i) a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors immediately prior to the date of the appointment or election, (ii) all or substantially all of the assets of the Employer are sold to an entity that is not an Affiliate immediately prior to the Effective Date hereof, (iii) the Employer is merged or consolidated into an entity that is not an Affiliate immediately prior to the Effective Date hereof, or (iv) the Employer is liquidated or dissolved.

                                  ARTICLE VII
                                  -----------

                                Administration
                                --------------


  7.1    Appointment of Committee.  The Plan shall be administered by a
         ------------------------
Committee, which, unless otherwise determined by the Board of Directors, shall be the Board of Directors. The membership of the Committee may be reduced, changed, or increased from time to time in the absolute discretion of the Board of Directors.


  7.2    Committee Powers and Duties.  The Committee shall have such powers as
         ---------------------------
may be necessary to discharge its duties hereunder, including complete discretion to interpret the Plan and determine eligibility for any payments hereunder and to give directions to the trustee under any grantor trust referred to in Section 4.1 hereof.



                            VII-1

                                 ARTICLE VIII
                                 ------------

                           Miscellaneous Provisions
                           ------------------------


  8.1  Amendment, Termination, Etc..  The Board of Directors may, by resolution,
       ----------------------------
in its absolute discretion, from time to time, amend, suspend, or terminate in whole or in part, and if terminated reinstate, any or all of the provisions of the Plan; provided, however, that no amendment, suspension, or termination may apply so as to decrease the payment to any Participant (or beneficiary) of any benefit under the Plan which he accrued prior to the adoption date of such resolution without the written consent of each affected Participant (or beneficiary), unless the Participant has engaged in dishonest activities detrimental to the Employer.

  8.2  Nonguarantee of Employment.  Nothing contained in this Plan shall be
       --------------------------
construed as a contract of employment between the Employer or any Affiliate and any employee, or as a right of any employee to be continued in the employment of the Employer or any Affiliate, or as a limitation or the right of the Employer or any Affiliate to discharge any of its employees, with or without cause.

  8.3  Nonalienation of Benefits. To the extent permitted by law, benefits
       -------------------------
payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. Any unauthorized attempt to anticipate, alienate, sell, transfer,



                                    VIII-1
assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. No part of the assets of the Employer shall be subject to seizure by legal process resulting from any attempt by creditors of or claimants against any Participant (or beneficiary), or any person claiming under or through the foregoing, to attach his interest under the Plan.

  8.4  Liability.  No member of the Board of Directors, or of the Committee
       ---------
shall be liable for any act or action, whether of commission or omission, taken by any other member, or by any officer, agent, or employee of the Employer or of any such body, nor, except in circumstances involving his bad faith, for anything done or omitted to be done by himself.


  IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising the Mooresville Savings Bank, SSB Nonqualified Excess Savings Plan, the Employer has executed this document in its name and behalf by its proper officers thereunto authorized this 10th day of October, 1995.

                                   MOORESVILLE SAVINGS BANK, SSB

ATTEST:

By /s/ Billy R. Williams           By /s/ George W. Brawley, Jr.
  ---------------------------        -----------------------------

Name Billy R. Williams             Name George W. Brawley, Jr.
    -------------------------          ---------------------------

Title Secretary & Comptroller      Title President
     ------------------------           --------------------------


                                    VIII-2